                               DATED 28 JULY 1999


                        (1) PHASE FORWARD EUROPE LIMITED

                                    - AND -

                                (2) MARTIN YOUNG



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                                   EXECUTIVE
                               SERVICE AGREEMENT

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                                    GARRETTS
                                  ABBOTS HOUSE
                                  ABBEY STREET
                                    READING
                                   BERKSHIRE
                                    RG1 3BD
                               TEL: 0118 949 0000
                               FAX: 0118 949 0049
                                    REF: ALT